Exhibit 99.1

CONTACT
Jeff Finn
Director of Investor Relations
Advanced Fibre Communications, Inc.
(707) 794-7555
(888) 875-7555
investor.relations@afc.com
www.afc.com

FOR IMMEDIATE RELEASE

Advanced Fibre Communications Reports
Third Quarter 2003 Financial Results

PETALUMA, Calif., October 21, 2003—Advanced Fibre Communications®, Inc. (AFC®) (Nasdaq: AFCI) today reported financial results for the third quarter ended September 30, 2003.

Revenues for the third quarter of 2003 were $85.2 million on a generally accepted accounting principles (GAAP) basis, compared with $83.0 million in the second quarter of 2003. Revenues for the third quarter of 2002 were $91.8 million. Net income for the third quarter of 2003 was $9.3 million, or $0.11 per share, compared with $3.3 million, or $0.04 per share, in the second quarter of 2003. Net income for the third quarter of 2002 was $9.6 million, or $0.11 per share.

Revenues for the first nine months of 2003 were $248.7 million, compared with $258.3 million in the first nine months of 2002. Net income for the first nine months of 2003 was $21.0 million, or $0.24 per share, compared with $14.3 million, or $0.17 per share, in the first nine months of 2002.

Net income for the core business, which excludes certain items, was $9.6 million, or $0.11 per share, in the third quarter of 2003, and $7.9 million, or $0.09 per share, in the second quarter of 2003. Core business net income for the third quarter of 2002 was $7.8 million, or $0.09 per share. Core business net income for the first nine months of 2003 was $25.4 million, or $0.29 per share, compared with $16.4 million, or $0.19 per share, in the first nine months of 2002.

Reconciliations between GAAP results and core business results are provided immediately following the condensed consolidated statements of cash flows. These core business measures are not in accordance with, or alternatives to, GAAP, and may be different from measures used by other companies. We believe core business results help investors by highlighting the core financial performance of our business. We also believe core business results provide a more consistent and useful basis for comparison between periods and for making projections. AFC management primarily uses core business results for budgeting purposes, reviewing business performance and making investment decisions.

“During the quarter we experienced a strengthening of business in North America across our customer base,” said John Schofield, chairman, president and chief executive officer at AFC. “However, in the international arena, we saw some softening during the quarter as some of the overseas carriers cut capital spending.

“Also during the quarter, we continued to experience a shift in network deployments to broadband,” continued Schofield. “Once again, we had record DSL shipments during the quarter, with some 50,000 ports shipped. I believe the access network will be a key focus for carrier investment in the future as carriers continue to roll out DSL and begin the migration to Fiber-to-the-Premises (FTTP). Our engagement with carriers around FTTP-based services has only solidified my thinking in this area. Our FTTP solution, FiberDirectSM, has a number of key advantages that make it a compelling solution for standards-based FTTP services, and I expect that AFC will play an important role in the burgeoning FTTP market opportunity.”

Today’s Earnings Conference Call and Webcast

AFC will discuss its third quarter 2003 results on a conference call and audio Webcast scheduled today, October 21st, at 1:30 p.m. PT. U.S. callers can access the conference call at (800) 211-3767 and international callers may dial 1 (312) 461-1932. The audio Webcast will be simultaneously available online at www.afc.com/investors.

The conference call replay will be available for approximately 72 hours following the call. U.S. callers can access the replay by dialing (800) 839-6713 and entering passcode 5860179. International callers may dial 1 (402) 220-2306 and enter passcode 5860179.

# # #

About AFC

Headquartered in Petaluma, Calif., Advanced Fibre Communications, Inc. is a leading provider of broadband access solutions for the global telecommunications industry. With a customer base of more than 800 service providers worldwide, AFC continues to build and support the world’s evolving broadband access network architecture. Advanced Fibre Communications, Inc., AFC, and the AFC logo are registered trademarks of Advanced Fibre Communications, Inc. FiberDirect is a service mark of Advanced Fibre Communications, Inc. Copyright 2003. All rights reserved. Any other trademarks are the property of their respective owners. For more information, visit AFC online at www.afc.com or call 1-(800) 690-AFCI.

Forward-Looking Statements

Except for historical information contained in this press release, the foregoing contains forward-looking statements, including statements concerning expected FTTP deployment and the expected benefits to operators of the Company’s FiberDirect solution. These statements involve risks and uncertainties. Actual results may differ materially from those indicated by such forward-looking statements based on a variety of risks and uncertainties, including the risks and uncertainties relating to whether FTTP is widely deployed by operators, the actual timing and quantity of orders for our FiberDirect solution, growth in demand for broadband services, and our ability to gain market share and experience growth. Information about potential factors that could affect AFC’s financial results is included in AFC’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which have been filed with the Securities and Exchange Commission. We undertake no obligation to revise or update these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2003	2002	2003	2002

Revenues	$85,214	$91,767	$248,704	$258,317
Cost of revenues	44,600	46,603	127,367	136,601

Gross profit	40,614	45,164	121,337	121,716

Operating expenses:
Research and development	14,831	17,058	50,167	46,124
Sales and marketing	9,355	12,264	30,196	36,628
General and administrative	6,498	6,701	21,313	20,067
Amortization of acquired intangibles	349	1,280	1,793	2,363
In-process research and development	—	—	—	12,396
Securities litigation settlement costs	—	—	—	2,943

Total operating expenses	31,033	37,303	103,469	120,521

Operating income	9,581	7,861	17,868	1,195
Other income (expense):
Interest income, net	2,850	1,716	8,712	5,893
Unrealized gains on Cisco investment	—	4,392	1,386	15,004
Equity in losses of investee	—	—	—	(1,079)
Other	—	147	4	(23)

Total other income, net	2,850	6,255	10,102	19,795

Income before income taxes	12,431	14,116	27,970	20,990
Income taxes	3,108	4,517	6,993	6,717

Net income	$9,323	$9,599	$20,977	$14,273

Basic net income per share	$0.11	$0.11	$0.25	$0.17

Shares used in basic per share computations	86,246	83,836	85,478	83,104

Diluted net income per share	$0.11	$0.11	$0.24	$0.17

Shares used in diluted per share computations	87,906	85,754	86,832	85,554

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,
	2003	December 31,
	(unaudited)	2002

Assets
Current assets:
Cash and cash equivalents	$305,577	$94,754
Cisco marketable securities and related hedge contracts	210,766	688,840
Other marketable securities	558,469	213,030
Accounts receivable, net	62,101	41,381
Inventories, net	21,721	30,553
Other current assets	31,588	26,667

Total current assets	1,190,222	1,095,225
Property and equipment, net	44,495	51,076
Goodwill	55,883	56,119
Other acquired intangible assets, net	4,654	5,675
Other assets	25,486	25,555

Total assets	$1,320,740	$1,233,650

Liabilities & stockholders’ equity
Current liabilities:
Accounts payable	$13,704	$7,503
Accrued liabilities	37,267	47,384
Cisco securities loans payable	210,766	—
Current taxes payable	80,841	33,875
Deferred tax liabilities	—	221,673

Total current liabilities	342,578	310,435
Long-term liabilities	4,014	4,426
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par	—	—
Common stock, $0.01 par	868	844
Additional paid-in capital	370,745	336,542
Deferred compensation	(62)	(833)
Accumulated other comprehensive income	1,965	1,880
Retained earnings	601,472	580,495
Treasury stock	(840)	(139)

Total stockholders’ equity	974,148	918,789

Total liabilities and stockholders’ equity	$1,320,740	$1,233,650

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30,

	2003	2002

Cash flows from operating activities:
Net income	$20,977	$14,273
Adjustments to reconcile net income to net cash provided by operating activities:
Cash proceeds from settlement of Cisco hedge contracts	690,226	—
Deferred income taxes	(243,228)	2,417
Current income taxes	46,966	(3,845)
Depreciation and amortization	14,238	15,072
Tax benefit from option exercises	6,730	7,947
Loss on disposal of fixed assets	2,955	878
Unrealized gains on Cisco investment	(1,386)	(15,004)
Allowance for doubtful accounts	507	650
In-process research and development	—	12,396
Equity in losses of investee, net of tax	—	734
Changes in operating assets and liabilities:
Accounts receivable	(20,991)	10,985
Inventories	8,832	(332)
Other current assets	16,634	14,977
Other assets	194	1,524
Accounts payable	6,201	(3,533)
Accrued and other liabilities	(10,529)	(7,946)

Net cash provided by operating activities	538,326	51,193

Cash flows from investing activities:
Purchases of other marketable securities	(4,459,794)	(430,759)
Sales of other marketable securities	3,872,418	325,141
Maturities of other marketable securities	241,870	138,811
Purchases of property and equipment, net of disposals	(8,793)	(7,577)
Acquisition, net of cash acquired	—	(42,978)
Restricted investment	—	(20,063)

Net cash used in investing activities	(354,299)	(37,425)

Cash flows from financing activities:
Proceeds from common stock issuances	27,497	13,342
Purchase of treasury stock	(701)	—

Net cash provided by financing activities	26,796	13,342

Increase in cash and cash equivalents	210,823	27,110
Cash and cash equivalents, beginning of period	94,754	39,528

Cash and cash equivalents, end of period	$305,577	$66,638

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended September 30, 2003

		Adjustments
		from GAAP	Core Business
	GAAP Results	to Core Results	Results

Revenues	$85,214		$85,214
Cost of revenues	44,600		44,600

Gross profit	40,614		40,614

Operating expenses:
Research and development	14,831		14,831
Sales and marketing	9,355		9,355
General and administrative	6,498		6,498
Amortization of acquired intangibles	349	(349)[1]	—

Total operating expenses	31,033	(349)	30,684

Operating income	9,581	349	9,930
Other income:
Interest income, net	2,850		2,850

Total other income	2,850		2,850

Income before income taxes	12,431	349	12,780
Income taxes	3,108	87	3,195

Net income	$9,323	$262	$9,585

Basic net income per share	$0.11		$0.11

Shares used in basic per share computations	86,246		86,246

Diluted net income per share	$0.11		$0.11

Shares used in diluted per share computations	87,906		87,906

Notes:

1) Adjustment arises from the acquisition of AccessLan Communications, Inc. in Q2 2002.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended June 30, 2003

		Adjustments
		from GAAP		Core Business
	GAAP Results	to Core Results		Results

Revenues	$83,038			$83,038
Cost of revenues	41,914	(778)	[1]	41,136

Gross profit	41,124	778		41,902

Operating expenses:
Research and development	19,392	(1,887)	[1]	17,505
Sales and marketing	11,065	(471)	[1]	10,594
General and administrative	8,875	(2,338)	[1]	6,537
Amortization of acquired intangibles	651	(651)	[2]	—

Total operating expenses	39,983	(5,347)		34,636

Operating income	1,141	6,125		7,266
Other income (expense):
Interest income, net	3,311			3,311
Unrealized gains on Cisco investment	30	(30)	[3]	—
Other	(36)			(36)

Total other income, net	3,305	(30)		3,275

Income before income taxes	4,446	6,095		10,541
Income taxes	1,112	1,524		2,636

Net income	$3,334	$4,571		$7,905

Basic net income per share	$0.04			$0.09

Shares used in basic per share computations	85,287			85,287

Diluted net income per share	$0.04			$0.09

Shares used in diluted per share computations	86,388			86,388

Notes:

1)	Adjustment reflects severence and facility closures resulting from a workforce reduction initiated in Q2 2003.

2)	Adjustment arises from the acquisition of AccessLan Communications, Inc. in Q2 2002.

3)	Adjustment arises from income generated by Cisco securities holdings and related hedge contract.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended September 30, 2002

		Adjustments
		from GAAP		Core Business
	GAAP Results	to Core Results		Results

Revenues	$91,767			$91,767
Cost of revenues	46,603			46,603

Gross profit	45,164			45,164

Operating expenses:
Research and development	17,058	(439)	[1]	16,619
Sales and marketing	12,264			12,264
General and administrative	6,701			6,701
Amortization of acquired intangibles	1,280	(1,280)	[2]	—

Total operating expenses	37,303	(1,719)		35,584

Operating income	7,861	1,719		9,580
Other income:
Interest income, net	1,716			1,716
Unrealized gains on Cisco investment	4,392	(4,392)	[3]	—
Other	147			147

Total other income	6,255	(4,392)		1,863

Income before income taxes	14,116	(2,673)		11,443
Income taxes	4,517	(855)		3,662

Net income	$9,599	$(1,818)		$7,781

Basic net income per share	$0.11			$0.09

Shares used in basic per share computations	83,836			83,836

Diluted net income per share	$0.11			$0.09

Shares used in diluted per share computations	85,754			85,754

Notes:

1)	Adjustment arises from the closure of a research and development office in Q3 2002.

2)	Adjustment arises from the acquisition of AccessLan Communications, Inc. in Q2 2002.

3)	Adjustment arises from income generated by Cisco securities holdings and related hedge contracts.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Nine Months Ended September 30, 2003

		Adjustments
		from GAAP		Core Business
	GAAP Results	to Core Results		Results

Revenues	$248,704			$248,704
Cost of revenues	127,367	(778	) [1]	126,589

Gross profit	121,337	778		122,115

Operating expenses:
Research and development	50,167	(1,887	) [1]	48,280
Sales and marketing	30,196	(471	) [1]	29,725
General and administrative	21,313	(2,338	) [1]	18,975
Amortization of acquired intangibles	1,793	(1,793	) [2]	—

Total operating expenses	103,469	(6,489)		96,980

Operating income	17,868	7,267		25,135
Other income:
Interest income, net	8,712			8,712
Unrealized gains on Cisco investment	1,386	(1,386	) [3]	—
Other	4			4

Total other income	10,102	(1,386)		8,716

Income before income taxes	27,970	5,881		33,851
Income taxes	6,993	1,470		8,463

Net income	$20,977	$4,411		$25,388

Basic net income per share	$0.25			$0.30

Shares used in basic per share computations	85,478			85,478

Diluted net income per share	$0.24			$0.29

Shares used in diluted per share computations	86,832			86,832

Notes:

1)	Adjustment reflects severence and facility closures resulting from a workforce reduction initiated in Q2 2003.

2)	Adjustment arises from the acquisition of AccessLan Communications, Inc. in Q2 2002.

3)	Adjustment arises from income generated by Cisco securities holdings and related hedge contracts.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Nine Months Ended September 30, 2002

		Adjustments
		from GAAP		Core Business
	GAAP Results	to Core Results		Results

Revenues	$258,317			$258,317
Cost of revenues	136,601			136,601

Gross profit	121,716			121,716

Operating expenses:
Research and development	46,124	(439	) [1]	45,685
Sales and marketing	36,628			36,628
General and administrative	20,067			20,067
Amortization of acquired intangibles	2,363	(2,363	) [2]	—
In-process research and development	12,396	(12,396	) [2]	—
Securities litigation settlement costs	2,943	(2,943	) [3]	—

Total operating expenses	120,521	(18,141)		102,380

Operating income	1,195	18,141		19,336
Other income (expense):
Interest income, net	5,893			5,893
Unrealized gains on Cisco investment	15,004	(15,004	) [4]	—
Equity in losses of investee	(1,079)			(1,079)
Other	(23)			(23)

Total other income, net	19,795	(15,004)		4,791

Income before income taxes	20,990	3,137		24,127
Income taxes	6,717	1,004		7,721

Net income	$14,273	$2,133		$16,406

Basic net income per share	$0.17			$0.20

Shares used in basic per share computations	83,104			83,104

Diluted net income per share	$0.17			$0.19

Shares used in diluted per share computations	85,554			85,554

Notes:

1)	Adjustment arises from the closure of a research and development office in Q3 2002.

2)	Adjustment arises from the acquisition of AccessLan Communications, Inc. in Q2 2002.

3)	Adjustment arises from the securities litigation settlement in Q2 2002.

4)	Adjustment arises from income generated by Cisco securities holdings and related hedge contracts.